                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):    February 6, 1998
                                                        ------------------------



                               The Timken Company
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             (Exact name of registrant as specified in its charter)


      Ohio                           1-1169                 34-0577130
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(State or other                   (Commission            (I.R.S. Employer
 jurisdiction of                  File Number)           Identification No.)
 incorporation)



                1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code:    (330) 438-3000
                                                           ---------------------

ITEM 5. OTHER EVENTS

In 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings Per Share." SFAS No. 128 replaced the calculation of primary and fully diluted earnings per share with earnings per share and earnings per share - assuming dilution. Unlike primary earnings per share, earnings per share excludes any dilutive effects of options, warrants and convertible securities. Earnings per share - assuming dilution is very similar to the previously reported fully diluted earnings per share.
The Company adopted SFAS No. 128 in the fourth quarter of 1997.

This filing revises the amounts previously reported for earnings per share in the following filings to present those amounts pursuant to the requirements of SFAS No. 128:

         1. The Company's Annual Report on Form 10-K for the year ended December 31, 1996

         2. The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997

         3. The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997

         4. The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997



SELECTED FINANCIAL DATA

The following table displays financial data of The Timken Company and its consolidated subsidiaries for each of the years in the five year period ended December 31, 1996 and for the nine months ended September 30, 1997 and 1996. The selected financial data is qualified by reference to the consolidated financial statements and other information incorporated by reference in The Timken Company Annual Report on Form 10-K for each of the five years in the period ended December 31, 1996. The selected financial information provided below is not necessarily indicative of future results of operations or financial performance of The Timken Company.


                                                         NINE MONTHS ENDED
                                                             SEPTEMBER 30                    Year Ended December 31
                                                    ----------------------------         -------------------------------
                                                        1997             1996                1996                1995
                                                    -----------      -----------         -----------         -----------
                                                               (In thousands of dollars except per share data)
Operating Results
Net sales                                            $1,946,487       $1,778,924          $2,394,757          $2,230,504
Operating income                                        220,291          184,794             257,257             210,216
Interest expense                                        (16,295)         (12,406)            (17,899)            (19,813)
Other income (expense)                                  (25,348)         (21,012)            (31,998)            (30,042)
Net income (loss)                                       123,796           99,907             138,937             112,350

Earnings (loss) per share (1)                        $     1.97       $     1.59(2)       $     2.21(2)       $     1.80(2)

Earnings (loss) per share--
  assuming dilution (1)                              $     1.93       $     1.58(2)       $     2.19(2)       $     1.78(2)

Balance Sheet
Total assets                                         $2,224,235       $2,081,214          $2,071,338          $1,925,925
Long-term debt                                          166,627          140,930             165,835             151,154
Shareholders' equity                                  1,003,879          886,440             922,228             821,178

                                                                       Year Ended December 31
                                                       ------------------------------------------------------
                                                           1994                1993                   1992
                                                       -----------         -----------            -----------
                                                           (In thousands of dollars except per share data)
Operating Results
Net sales                                               $1,930,351          $1,708,761             $1,642,310
Operating income                                           138,575              20,456                 48,973
Interest expense                                           (24,872)            (29,619)               (28,660)
Other income (expense)                                     (27,252)            (41,375)               (35,542)
Net income (loss)                                           68,464            (271,932)(3)              4,452

Earnings (loss) per share (1)                           $     1.11(2)       $    (4.43)(2)(3)      $     0.08(2)

Earnings (loss) per share--
  assuming dilution (1)                                 $     1.10(2)       $    (4.43)(2)(3)      $     0.08(2)

Balance Sheet
Total assets                                            $1,858,734          $1,789,719             $1,738,450
Long-term debt                                             150,907             181,158                173,477
Shareholders' equity                                       732,891             685,312                985,063

(1) Effective in the fourth quarter 1997, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings Per Share." Because common stock equivalents were immaterial in prior years, no difference exists between the application of SFAS No. 128 and previous methods.

(2) On April 15, 1997, the Company's Board of Directors approved a two-for-one stock split effected in the form of a stock dividend. All per share amounts have been retroactively restated to reflect the two-for-one stock split.

(3) The net loss in 1993 includes a charge of $254,263 ($4.15 per share) for the cumulative effect of accounting changes on prior years.




EARNINGS PER SHARE COMPUTATION FOR THE THREE YEAR PERIOD ENDED DECEMBER 31, 1996

The following table sets forth the reconciliation of the numerators and the denominators of earnings per share and earnings per share - assuming dilution for the years ended December 31:


                                                                                      1996             1995             1994
                                                                                  -----------      -----------      -----------
                                                                                  (Thousands of dollars, except per share data)
  Numerator:
    Net income for earnings per share and earnings per share -- assuming
         dilution -- income available to common shareholders                      $   138,937      $   112,350      $    68,464
  Denominator:
    Denominator for earnings per share -- weighted-average shares                  62,776,132       62,388,736       61,899,250
    Effect of dilutive securities:
      Stock options and awards -- based on the treasury stock method                  733,570          601,274          304,942
                                                                                  -----------      -----------      -----------
      Denominator for earnings per share - assuming dilution -- adjusted
               weighted-average shares and assumed conversions                     63,509,702       62,990,010       62,204,192
                                                                                  -----------      -----------      -----------

  Earnings per share                                                              $      2.21      $      1.80      $      1.11
                                                                                  -----------      -----------      -----------

  Earnings per share -- assuming dilution                                         $      2.19      $      1.78      $      1.10
                                                                                  -----------      -----------      -----------

QUARTERLY EARNINGS PER SHARE DATA

Earnings per share and earnings per share--assuming dilution for quarterly periods in 1997 and 1996 as reported in the Company's 1997 Forms 10-Q and for 1995 as reported in the Company's 1996 Annual Report are presented below:


                                                                 Earnings Per
                                                                    Share
                                                                   Basic (1)     Diluted (1)
                                                                   ---------     -----------
  1997
      Three months ended March 31, 1997                              $0.66         $0.64
      Three months ended June 30, 1997                                0.72          0.70
      Six months ended June 30, 1997                                  1.37          1.35
      Three months ended September 30, 1997                           0.60          0.59
      Nine months ended September 30, 1997                            1.97          1.93

  1996
      Three months ended March 31, 1996                               0.54          0.53
      Three months ended June 30, 1996                                0.55          0.54
      Six months ended June 30, 1996                                  1.08          1.07
      Three months ended September 30, 1996                           0.51          0.50
      Nine months ended September 30, 1996                            1.59          1.58
      Three months ended December 31, 1996                            0.62          0.61

  1995
      First quarter                                                   0.55          0.55
      Second quarter                                                  0.50          0.49
      Third quarter                                                   0.30          0.30
      Fourth quarter                                                  0.45          0.45

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(1)      Annual earnings per share do not equal the sum of the individual quarters due to differences in the average number of shares outstanding during the respective periods.




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                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE TIMKEN COMPANY


Date:  February 6, 1998              By:    /s/Gene E. Little
                                            -----------------------------------
                                            Gene E. Little
                                            Senior Vice President-Finance